                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  August 14, 2001

                               VELOCITYHSI, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                          0-31263                      94-3360232
(State or Other Jurisdiction of         (Commission File Number)        (IRS Employer
         Incorporation)                                              Identification No.)

        2175 N. California Blvd.
              Suite 150                                  94596
        Walnut Creek, California
(Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code: (925) 952-5600

                                     None

         (Former Name or Former Address, if Changed Since Last Report)
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Item 3.  Bankruptcy or Receivership.

  On August 14, 2001, VelocityHSI, Inc. (the "Company") filed a voluntary petition for protection under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California,
Oakland Division. The case will promptly be assigned to a judge and a trustee will be appointed. Prior to the filing, the Company entered into an Asset
Purchase Agreement, dated as of August 14, 2001 (the "Asset Purchase
Agreement"), with Reallinx, Inc., a Delaware corporation ("Reallinx") pursuant to which the Company has agreed to sell, and Reallinx has agreed to buy, substantially all of the Company's assets for a purchase price of $350,000, subject to the approval of the Bankruptcy Court and certain other conditions
(including entering into an operating agreement with BRE Properties, Inc. with respect to properties at which the Company conducts its current business).
Pending Bankruptcy Court approval of the Asset Purchase Agreement and satisfaction of other closing conditions, Reallinx will provide certain interim operating services to the Company. Whether or not the transaction is consummated, based upon the amount of the Company's outstanding debt, it is unlikely that any proceeds will remain for distribution to the Company's securityholders upon the conclusion of the Company's liquidation.

  On August 14, 2001, the Company issued a press release announcing the filing of its voluntary petition for protection under Chapter 7 of the United States
Bankruptcy Code and the signing of the Asset Purchase Agreement. The press release issued by the Company relating to the announcements is filed as Exhibit
99.1 to this report.

Item 5.  Other Information.

     The Company has not filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 and does not expect to be able to be in compliance with further reporting obligations under the Securities Exchange Act of 1934.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed with this report on Form 8-K:

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
     Exhibit No.                  Description
     -----------                  -----------
     99.1              Press Release of the Registrant issued on August 14,
                       2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VELOCITYHSI, INC.



Date:  August 14, 2001             By: /s/ Stephen E. Carlson
                                       ------------------------------
                                       Stephen E. Carlson
                                       President and Chief Executive Officer